UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

As previously reported, on October 30, 2013 the Registrant received notice from NYSE MKT LLC that, based upon the financial statements contained in Aoxing Pharma’s Annual Report on Form 10-K for the year ended June 30, 2013, Aoxing Pharma (a) is not in compliance with Section 1003(a)(iii) of the NYSE MKT Company Guide since it reported stockholders’ equity of less than $6,000,000 at June 30, 2013 and has incurred losses from continuing operations and/or net losses in its five most recent fiscal years then ended, and (b) is not in compliance with Section 1003(a)(iv) of the Company Guide since it has sustained losses that are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the NYSE MKT, as to whether the Registrant will be able to continue operations and/or meet its obligations as they mature.

The Registrant was afforded the opportunity to submit plans of compliance to the Exchange. On November 8, 2013 the Registrant presented its plan of compliance with Section 1003(a)(iv).  On December 3, 2013 the Exchange notified the Registrant that it accepted the Registrant’s plan of compliance with Section 1003(a)(iv) and granted the Registrant an extension until March 1, 2014 to regain compliance with Section 1003(a)(iv).  The Registrant will be subject to periodic review by the Exchange Staff during the extension period.  Failure to make progress consistent with the plan or to regain compliance with Section 1003(a)(iv) by the end of the extension period could result in the Registrant being delisted from the NYSE MKT LLC.

On November 25, 2013 the Registrant presented its plan of compliance with Section 1003(a)(iii). However, on December 3, 2013 the Exchange notified the Registrant that its review of the Registrant’s Form 10-Q for the quarter ended September 30, 2013 indicated that Aoxing Pharma is also not in compliance with Section 1003(a)(ii) of the Company Guide since it reported stockholders’ equity of less than $4,000,000 at September 30, 2013 and has incurred losses from continuing operations and/or net losses in three of its four most recent fiscal years ended June 30, 2013.  The notice advised that Aoxing Pharma is not required to submit an additional plan of compliance, but will be permitted to supplement the plan of compliance submitted on November 25, 2013 to address how it intends to regain compliance with Section 1003(a)(ii) by April 27, 2015.  If the plan, as supplemented, is not accepted, Aoxing Pharma will be subject to delisting proceedings.

Management of Aoxing Pharma intends to supplement the plan of compliance submitted on November 25, 2013 on the stated schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: December 4, 2013	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer